Exhibit 99.1 th Investor Relations Event at the 65 ASH Annual Meeting December 11, 2023

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, results of operations, business strategy, operations and prospects, the potential of and expectations regarding our product candidates and programs, including our ability to launch and scale, and the plans and objectives of management, as well as statements regarding industry trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “imagine,” “intend,” “likely,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will” or “would,” or the negative of these terms or other similar expressions or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs, and these statements represent our views as of the date of this presentation. We may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Information regarding certain risks, uncertainties and assumptions may be found in our filings with the Securities and Exchange Commission. New risk factors emerge from time to time and it is not possible for our management team to predict all risk factors or assess the impact of all factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation discusses product candidates that are under preclinical or clinical evaluation and that have not yet been approved for marketing by the U.S. Food and Drug Administration or any other regulatory authority. The presentation also includes select interim and preliminary results from an ongoing clinical trial as of specific data cutoff dates. Such results should be viewed with caution as final results may differ as additional data becomes available. Until finalized in a clinical study report, clinical trial data presented herein remain subject to adjustment as a result of clinical site audits and other review processes. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. This presentation also contains estimates and other statistical data made by independent parties or publicly available information, as well as other information based on our internal sources. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we makes no representations as to the accuracy or completeness of that data. Cross-trial comparisons are not based on head-to-head studies and no direct comparisons can be made. Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, design and other factors. 2 Arcellx | 2 C0 o2 r3 p o ArS a H t e IR P E rv ee sn et ntation

Agenda

Topic	Presenter	Time
Opening Remarks	Rami Elghandour Chairman and Chief Executive Officer, Arcellx	10 Minutes
Phase I Study of anito-cel: A CART-Therapy Utilizing a Novel Synthetic Binding Domain for the Treatment of Subjects with Relapsed or Refractory Multiple Myeloma	**Matthew J. Frigault, M.D., M.S.** iMMagine-1 and ACLX-001 Clinical Study Investigator, Clinical Director of the Cellular Therapy Service at Mass General Cancer Center and Assistant Professor at Harvard Medical School	20 Minutes
Panel Discussion and Q&A	Panelists: **Matthew J. Frigault, M.D., M.S.** **Krina K. Patel, M.D., M.Sc.** iMMagine-1 Clinical Study Investigator, Associate Professor, Department of Lymphoma/Myeloma, Division of Cancer Medicine at the University of Texas MD Anderson Cancer Center Moderator: **Chris Heery, M.D.** Chief Medical Officer, Arcellx	30 Minutes
Q&A		30 Minutes

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Arcellx is a Different Kind of Cell Therapy Company Potential best-in-class therapy partnered with Kite, the global leader in cell therapy. Scalable manufacturing and commercial footprint to support leadership in a $12B+ Multiple Myeloma cell therapy market. Sufficient capital to fund operations into 2027.

Arcellx is well positioned for launch and scale

D-Domain, A Differentiated Technology Platform

- **High Expression:** Novel synthetic binder enables high CAR positive drug product with a low overall cell dose and high surface expression
- **Manufacturability:** Small size and high stability may allow for consistent, scalable manufacturability
- **Versatility:** Single infusion CAR-T and dosable/controllable CAR-T platforms provide novel approaches in challenging hematologic and solid tumor cancer settings

Potential Best-in-Class Multiple Myeloma Franchise

- **Potential best-in-class profile for CAR-T in MM:** data from phase 1 trial demonstrates deep and durable responses with manageable safety profile
- **Large market with high unmet need:** Global Myeloma Market $12B+ across 2nd to 5th line
- **Partnered with Kite/Gilead:** Proven CMC capability and largest commercial footprint with 17,000+ patients treated and 300+ ATC presence in 25+ countries

Positioned for Scale and Success in CAR-T Space

- **Well capitalized:** Strong cash position of $483M as of 9/30 ($768M pro-forma post Kite expansion) expected to fund operations into 2027
- **Favorable collaboration structure:** Co/co structure increases operating leverage, with CMC commercial readiness costs covered by Kite/Gilead through collaboration
- **D-Domain IP:** Growing pipeline is wholly owned outside of CART-ddBCMA and ACLX-001

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Anitocabtagene autoleucel (anito-cel/CART-ddBCMA)

Autologous BCMA-directed CAR T-cell therapy using a novel, D-Domain binder[1]



TCR[2]
(50kDa)
scFv[3]
(25kDa)
Bi-Valent
Camelid VHh[4]
(25kDa)
D-Domain
(8kDa)
CD3ζ
CD3ζ
41BB
CD3ζ
41BB
CD3ζ
41BB
CD3ζ

[1] Rotte, et al. Immuno-Oncology Insights 2022; 3(1), 13-24
[2] Chan, KF. et al. 2018.,Nat Commun 9:1026-1026
[3] Bjerragaard-Anderson, K., et al 2018. Sci. Rep., 8:10836-10836.
[4] https://commons.wikimedia.org/wiki/File:1I3V_(Lama_VHH_domain_unligated).png#file

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High CAR+ cell product with lower overall cell dose

Anito-cel has higher transduction efficiency


Transduction Efficiency,
Median CAR+ % and CAR+ % Range
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
70%
~15%
Anito-cel
Cartitude-1[1]
CAR+ % Range
Median CAR+ %

Enabling higher CAR+ within a lower overall cell dose


Typical product dose: CAR+ viable T-cell and estimated total cell count per infusion (M cells)
1000
750
500
250
0
167
~360
Anito-cel
Cartitude-1 (est.)[2]
Median CAR+ T-Cells dosed
Calculated approximate total cell dose
Calculated approximate total cell dose range

Higher total cell dose has been found to be a key risk factor for both severe CRS and severe neurological toxicities[3]

Note: Data above are not from head-to-head studies
[1]Zudair et al.; [2]Foster et al.; [3]Wu et al.

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Phase 1 Clinical Profile Supports Potential Best-in-Class Candidate

100% ORR
76% CR/sCR

CR/sCR rate maintained across high-risk subgroups, including EMD, high-risk cytogenetics, age ≥65

38 have had at least the 12-month follow-up visit and are evaluable for efficacy

100% ORR; 76% CR/sCR; 16% VGPR; 8% PR

Median PFS not reached

at median follow-up of 26.5 mos.

In the overall population studied, the estimated median PFS has not been reached at 24 months

24-month PFS estimates %:
Overall: 56.0%
High-risk features: 58.7%
Extramedullary disease: 57.5%
High Risk Cytogenetics: 71.6%
Age ≥65: 61.3%

No Delayed Neurotoxicities

Including no Parkinsonian Symptoms

No grade ≥3 CRS and 1 case of Grade 3 ICANS at RP2D. All events resolved without sequelae with routine management

32 patients at DL1 have had at least the 12-month follow-up visit and are evaluable for safety

0% Grade ≥3 CRS in DL1 and
3% Grade ≥3 ICANS in DL1

No tissue-targeted toxicities, no Guillain-Barré syndrome, no cranial nerve palsies observed as of latest data cut-off

Phase 2 Pivotal Study Currently Enrolling

Phase 1 Study: October 15, 2023, data cut-off; ASH Annual Meeting, December 2023, abstract #1023

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Anito-cel Phase 1 in a higher risk patient population



Extramedullary Disease
50%
40%
30%
20%
10%
0%
34%
13%
20%
39%
Anito-cel
Cartitude-1
Legend-2
KarMMa*



B2M ≥ 5.5 (ISS stage 3)
30%
25%
20%
15%
10%
5%
0%
18%
14%
28%
16%
Anito-cel
Cartitude-1
Legend-2
KarMMa



High-Risk Cytogenetics**
40%
30%
20%
10%
0%
29%
24%
36%
35%
Anito-cel
Cartitude-1
Legend-2
KarMMa



Bone marrow plasma cells ≥ 60%
30%
25%
20%
15%
10%
5%
0%
24%
22%
NA
NA
Anito-cel
Cartitude-1
Legend-2
KarMMa



Age group ≥ 65
60%
50%
40%
30%
20%
10%
0%
53%
36%
NA
35%
Anito-cel
Cartitude-1
Legend-2
KarMMa



Penta Refractory
80%
60%
40%
20%
0%
68%
42%
NA
26%
Anito-cel
Cartitude-1
Legend-2
KarMMa

*KarMMa EMD figure includes bone-based lesions; **Defined as the presence of Del 17p, t(14;16), t(4;14); for Anito-cel, high risk cytogenetics including +1q gain is n=26 (68%); Data above are not from head-to-head studies.
KarMMa: [4]Munshi et al.; Legend-2: [6]Zhao et al.; Cartitude-1: [7]Martin et al. (2023)

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Multiple Myeloma is a Significant Market Opportunity

Multiple Myeloma

3rd most common blood cancer

Impacting **100,000** patients annually

Limited Therapies comprise **~$20B** global market today

Growing opportunity for CAR-T solutions as **more effective** therapies move to **earlier line** patients

Incurable disease with **life expectancy of just over 5 years**

Total addressable market (2L+) of **$12B+** in CAR-T

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A Rich Development Pipeline with Growth in Mind

Clinical and Preclinical Pipeline

Indication	Platform	Discovery/ Preclinical	Phase 1	Phase 2 / Pivotal	Current Status / Anticipated Milestone
Multiple Myeloma	ddCAR Kite A GILEAD Company	*iMMagine-1 pivotal/ anito-cel*			Present preliminary data 2H'24
		Earlier line Ph 3 Confirmatory RCT / anito-cel			Initiation planned for 2024
	ARC-SparX	ACLX-001: BCMA			Kite exercised option
AML/MDS	ARC-SparX	*ACLX-002: CD123*			Phase 1 enrolling
		ACLX-003			
Solid Tumors	ARC-SparX	*SCLC*			
	ddCAR	*HCC*			

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Arcellx Reimagining Cell Therapy



Novel Synthetic Binding Domain

Single-infusion ddCAR platform

and

Dosable, controllable ARC-SparX platform



Positive Interim Phase 1 Clinical Results

100% ORR; 76% CR/sCR and deep durability in CART-ddBCMA multiple myeloma Phase 1 study with mPFS not reached at 26.5 mo. median follow-up

Pivotal study enrolling

ARCELLX

+

Kite

A GILEAD Company

Partnered with Global Leader in Cell Therapy

Combining potential best in class program with Kite's established commercial and manufacturing expertise



Platform Potential

ACLX-001 Phase 1 clinical trial in MM initiated in 2Q22

ACLX-002 Phase 1 clinical trial in AML/MDS initiated in 4Q22


ARCELLX
Nasdaq

Built for Success

Strong investor base

Exceptional team

Wholly owned IP

Well capitalized

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Agenda

Topic	Presenter	Time
Opening Remarks	Rami Elghandour Chairman and Chief Executive Officer, Arcellx	10 Minutes
Phase I Study of anito-cel: A CART-Therapy Utilizing a Novel Synthetic Binding Domain for the Treatment of Subjects with Relapsed or Refractory Multiple Myeloma	**Matthew J. Frigault, M.D., M.S.** iMMagine-1 and ACLX-001 Clinical Study Investigator, Clinical Director of the Cellular Therapy Service at Mass General Cancer Center and Assistant Professor at Harvard Medical School	20 Minutes
Panel Discussion and Q&A	Panelists: **Matthew J. Frigault, M.D., M.S.** **Krina K. Patel, M.D., M.Sc.** iMMagine-1 Clinical Study Investigator, Associate Professor, Department of Lymphoma/Myeloma, Division of Cancer Medicine at the University of Texas MD Anderson Cancer Center Moderator: **Chris Heery, M.D.** Chief Medical Officer, Arcellx	30 Minutes
Q&A		30 Minutes

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Abstract: 1023 Phase 1 Study Of Anito-cel For The Treatment Of Patients With Relapsed And/Or Refractory Multiple Myeloma: Results From At Least 1-year Follow-up In All Patients 1 2 3 4 5* Matthew Frigault, MD, MS , Jacalyn Rosenblatt, MD , Binod Dhakal, MBBS , Noopur Raje, MD , Daniella Cook, BS , 6 7* 8* 9* 9* Mahmoud R. Gaballa, MD , Estelle Emmanuel-Alejandro , Danielle Nissen , Kamalika Banerjee , Anand Rotte, PhD , 9 10 11 12 Christopher R. Heery, MD , David Avigan, MD , Andrzej Jakubowiak, MD, PhD and Michael R. Bishop, MD

Anitocabtagene autoleucel (anito-cel/CART-ddBCMA)

Autologous BCMA-directed CAR T-cell therapy using a novel, D-Domain binder[1]



41BB
CD3ζ
41BB
CD3ζ
41BB
CD3ζ
scFv
(~25 kDa)
Bivalent camelid VHh
(~25 kDa)
D-Domain
(~8 kDa)

D-Domain Attributes:

Non-Antibody Derived Synthetic Protein[1,2]

Expression	Small D-Domain construct facilitates high transduction efficiency, CAR positivity, and CAR density on the T-cell surface[2-4]
Stability	Rapid D-Domain folding, lack of disulfide bonds, and a hydrophobic core enables stability at and beyond physiologic conditions[5,6]
Structure	Due to small size and compact structure, D-Domain CARs have a low risk of tonic signaling[6] and potentially more efficient Multiple Myeloma cell killing

[1]Rotte, et al. *Immuno-Oncology Insights* 2022; 3(1), 13–24; [2]Frigault, et al. *Blood Adv.* 2023; 7(5):768-777; [3]Cante-Barrett, et al. *BMC Res. Notes* 2016; 9:13; [4]Buonato, et al. *Mol. Cancer Ther.* 2022; 21(7):1171-1183; [5]Zhu, et al. *Proc. Nat. Acad. Sci.* 2003; 100(26): 15486-15491; [6]Qin, et al. *Mol. Ther.* 2019; 27(7): 1262-1274.

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Anito-cel Phase 1: Background and Methods Phase 1 first-in-human trial is in patients with relapsed and/or refractory myeloma • Prior IMiD, PI, and CD38-targeted therapy Anito-cel • Received ≥3 prior lines of therapies or triple refractory 2 Dose Levels evaluated, 6 patients in each dose escalation cohort 6 • DL1 = 100 + 20% x 10 CAR+ cells BCMA Binding Domain 6 • DL2 = 300 + 20% x 10 CAR+ cells Expansion cohort is enrolled at DL1 Phase 2 pivotal study (NCT05396885) is enrolling patients 16 A Arrc c ee llx ll x | 2023 ASH IR Event

Anito-cel Phase 1: Patient Disposition


Enrolled and Leukapheresed
n=40
Successful Manufacture of Anito-cel
n=40
Discontinued: Infection, n=1
Lymphodepletion
n=39
Discontinued: Hypoxia/Heart Failure, n=1
Total Dosed
n=38
DL1, 100x10^6 CAR+ cells
n=32
DL2, 300x10^6 CAR+ cells
n=6
Safety and Efficacy evaluable in all dosed patients
n=38
Dose escalation
n=6
Expansion cohort
n=26
Dose escalation
n=6

Median administered dose at DL1, 115 million cells (range, 112-120 million cells)

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Anito-cel Phase 1: A higher risk patient population

	KarMMa[4]	Legend-2[6]	Cartitude-1[7]	Anito-cel ph1
	N=128	N=74	N=97	N=38
BMPC ≥ 60%, # (%)	NA	NA	21 (22%)	9 (24%)
B2M ≥ 5.5 (ISS stage 3), # (%)	21 (16%)	21 (28%)	14 (14%)	7 (18%)
EMD, # (%)	50 (39%) (incl. bone-based lesions)	15 (20%)	13 (13%)	13 (34%)
High risk cytogenetics, # (%)*	45 (35%)	15 (36%)	23 (24%)	11 (29%)
ECOG 0	57 (45%)	30 (41%)	39 (40%)	12 (32%)
Age group ≥ 65, # (%)	45 (35%)	NA	35 (36%)	20 (53%)
Triple refractory, # (%)	108 (84%)	NA	85 (88%)	38 (100%)
Penta refractory, # (%)	33 (26%)	NA	41 (42%)	26 (68%)
Previous ASCT	120 (94%)	18 (24%)	87 (90%)	29 (76%)
Bridging Therapy, # (%)	112 (88%)	NA	73 (75%)	26 (68%)
Median prior therapies	6 [3-16]	3 [1-9]	6.0 [3-18]	4 [3-16]

- **Greater percentage of patients with poor prognostic features**: Anito-cel Phase 1 has higher rates of patients with high tumor burden, ISS stage III, EMD, and high-risk cytogenetics, which are all poor prognostic features for cell therapy
- **Greater percentage of patients that are difficult to treat:** Anito-cel Phase 1 has older patients (age ≥ 65), higher disease burden (BMPC ≥ 60%) and fewer ECOG 0 patients
- **Greater percentage of refractory patients:** Anito-cel Phase 1 enrolled all triple-refractory patients and had more penta-refractory disease patients, unresponsive to other therapies

*Defined as the presence of Del 17p, t(14;16), t(4;14); Anito-cel high-risk cytogenetics including +1q gain is n = 26 (68%); Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, study design, and other factors

[4]Munshi et al.; [6]Zhao et al.; [7]Martin et al. (2023)

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Greater proportion of patients with ISS Stage III

	KarMMa[4]	Legend-2[6]	Cartitude-1[7]	Anito-cel ph1
	N=128	N=74	N=97	N=38
BMPC ≥ 60%, # (%)	NA	NA	21 (22%)	**9 (24%)**
B2M ≥ 5.5 (ISS stage 3), # (%)	21 (16%)	21 (28%)	14 (14%)	**7 (18%)**
EMD, # (%)	50 (39%) *(incl. bone-based lesions)*	15 (20%)	13 (13%)	**13 (34%)**
High risk cytogenetics, # (%)*	45 (35%)	15 (36%)	23 (24%)	**11 (29%)**
ECOG 0	57 (45%)	30 (41%)	39 (40%)	**12 (32%)**
Age group ≥ 65, # (%)	45 (35%)	NA	35 (36%)	**20 (53%)**
Triple refractory, # (%)	108 (84%)	NA	85 (88%)	**38 (100%)**
Penta refractory, # (%)	33 (26%)	NA	41 (42%)	**26 (68%)**
Previous ASCT	120 (94%)	18 (24%)	87 (90%)	**29 (76%)**
Bridging Therapy, # (%)	112 (88%)	NA	73 (75%)	**26 (68%)**
Median prior therapies	6 [3-16]	3 [1-9]	6.0 [3-18]	**4 [3-16]**

- **Greater percentage of patients with poor prognostic features**: Anito-cel Phase 1 has higher rates of patients with high tumor burden, ISS stage III, EMD, and high-risk cytogenetics, which are all poor prognostic features for cell therapy
- **Greater percentage of patients that are difficult to treat:** Anito-cel Phase 1 has older patients (age ≥ 65), higher disease burden (BMPC ≥ 60%) and fewer ECOG 0 patients
- **Greater percentage of refractory patients:** Anito-cel Phase 1 enrolled all triple-refractory patients and had more penta-refractory disease patients, unresponsive to other therapies

*Defined as the presence of Del 17p, t(14;16), t(4;14); Anito-cel high-risk cytogenetics including +1q gain is n = 26 (68%); Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, study design, and other factors
[4]Munshi et al.; [6]Zhao et al.; [7]Martin et al. (2023)

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Greater proportion of patients with EMD

	KarMMa[4]	Legend-2[6]	Cartitude-1[7]	Anito-cel ph1
	N=128	N=74	N=97	N=38
BMPC ≥ 60%, # (%)	NA	NA	21 (22%)	9 (24%)
B2M ≥ 5.5 (ISS stage 3), # (%)	21 (16%)	21 (28%)	14 (14%)	7 (18%)
EMD, # (%)	50 (39%) *(incl. bone-based lesions)*	15 (20%)	13 (13%)	13 (34%)
High risk cytogenetics, # (%)*	45 (35%)	15 (36%)	23 (24%)	11 (29%)
ECOG 0	57 (45%)	30 (41%)	39 (40%)	12 (32%)
Age group ≥ 65, # (%)	45 (35%)	NA	35 (36%)	20 (53%)
Triple refractory, # (%)	108 (84%)	NA	85 (88%)	38 (100%)
Penta refractory, # (%)	33 (26%)	NA	41 (42%)	26 (68%)
Previous ASCT	120 (94%)	18 (24%)	87 (90%)	29 (76%)
Bridging Therapy, # (%)	112 (88%)	NA	73 (75%)	26 (68%)
Median prior therapies	6 [3-16]	3 [1-9]	6.0 [3-18]	4 [3-16]

- **Greater percentage of patients with poor prognostic features**: Anito-cel Phase 1 has higher rates of patients with high tumor burden, ISS stage III, EMD, and high-risk cytogenetics, which are all poor prognostic features for cell therapy
- **Greater percentage of patients that are difficult to treat:** Anito-cel Phase 1 has older patients (age ≥ 65), higher disease burden (BMPC ≥ 60%) and fewer ECOG 0 patients
- **Greater percentage of refractory patients:** Anito-cel Phase 1 enrolled all triple-refractory patients and had more penta-refractory disease patients, unresponsive to other therapies

*Defined as the presence of Del 17p, t(14;16), t(4;14); Anito-cel high-risk cytogenetics including +1q gain is n = 26 (68%); Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, study design, and other factors
[4]Munshi et al.; [6]Zhao et al.; [7]Martin et al. (2023)

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Greater proportion of patients with High-Risk Cytogenetics

	KarMMa[4]	Legend-2[6]	Cartitude-1[7]	Anito-cel ph1
	N=128	N=74	N=97	N=38
BMPC ≥ 60%, # (%)	NA	NA	21 (22%)	9 (24%)
B2M ≥ 5.5 (ISS stage 3), # (%)	21 (16%)	21 (28%)	14 (14%)	7 (18%)
EMD, # (%)	50 (39%) (incl. bone-based lesions)	15 (20%)	13 (13%)	13 (34%)
High risk cytogenetics, # (%)*	45 (35%)	15 (36%)	23 (24%)	11 (29%)
ECOG 0	57 (45%)	30 (41%)	39 (40%)	12 (32%)
Age group ≥ 65, # (%)	45 (35%)	NA	35 (36%)	20 (53%)
Triple refractory, # (%)	108 (84%)	NA	85 (88%)	38 (100%)
Penta refractory, # (%)	33 (26%)	NA	41 (42%)	26 (68%)
Previous ASCT	120 (94%)	18 (24%)	87 (90%)	29 (76%)
Bridging Therapy, # (%)	112 (88%)	NA	73 (75%)	26 (68%)
Median prior therapies	6 [3-16]	3 [1-9]	6.0 [3-18]	4 [3-16]

- **Greater percentage of patients with poor prognostic features**: Anito-cel Phase 1 has higher rates of patients with high tumor burden, ISS stage III, EMD, and high-risk cytogenetics, which are all poor prognostic features for cell therapy

- **Greater percentage of patients that are difficult to treat:** Anito-cel Phase 1 has older patients (age ≥ 65), higher disease burden (BMPC ≥ 60%) and fewer ECOG 0 patients

- **Greater percentage of refractory patients:** Anito-cel Phase 1 enrolled all triple-refractory patients and had more penta-refractory disease patients, unresponsive to other therapies

*Defined as the presence of Del 17p, t(14;16), t(4;14); Anito-cel high-risk cytogenetics including +1q gain is n = 26 (68%); Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, study design, and other factors

[4]Munshi et al.; [6]Zhao et al.; [7]Martin et al. (2023)

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Greater proportion of patients ≥ 65

	KarMMa[4]	Legend-2[6]	Cartitude-1[7]	Anito-cel ph1
	N=128	N=74	N=97	N=38
BMPC ≥ 60%, # (%)	NA	NA	21 (22%)	9 (24%)
B2M ≥ 5.5 (ISS stage 3), # (%)	21 (16%)	21 (28%)	14 (14%)	7 (18%)
EMD, # (%)	50 (39%) (incl. bone-based lesions)	15 (20%)	13 (13%)	13 (34%)
High risk cytogenetics, # (%)*	45 (35%)	15 (36%)	23 (24%)	11 (29%)
ECOG 0	57 (45%)	30 (41%)	39 (40%)	12 (32%)
Age group ≥ 65, # (%)	45 (35%)	NA	35 (36%)	20 (53%)
Triple refractory, # (%)	108 (84%)	NA	85 (88%)	38 (100%)
Penta refractory, # (%)	33 (26%)	NA	41 (42%)	26 (68%)
Previous ASCT	120 (94%)	18 (24%)	87 (90%)	29 (76%)
Bridging Therapy, # (%)	112 (88%)	NA	73 (75%)	26 (68%)
Median prior therapies	6 [3-16]	3 [1-9]	6.0 [3-18]	4 [3-16]

- **Greater percentage of patients with poor prognostic features**: Anito-cel Phase 1 has higher rates of patients with high tumor burden, ISS stage III, EMD, and high-risk cytogenetics, which are all poor prognostic features for cell therapy

- **Greater percentage of patients that are difficult to treat:** Anito-cel Phase 1 has older patients (age ≥ 65), higher disease burden (BMPC ≥ 60%) and fewer ECOG 0 patients

- **Greater percentage of refractory patients:** Anito-cel Phase 1 enrolled all triple-refractory patients and had more penta-refractory disease patients, unresponsive to other therapies

*Defined as the presence of Del 17p, t(14;16), t(4;14); Anito-cel high-risk cytogenetics including +1q gain is n = 26 (68%); Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, study design, and other factors

[4]Munshi et al.; [6]Zhao et al.; [7]Martin et al. (2023)

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Greater proportion of patients that are Penta Refractory

	KarMMa[4]	Legend-2[6]	Cartitude-1[7]	Anito-cel ph1
	N=128	N=74	N=97	N=38
BMPC ≥ 60%, # (%)	NA	NA	21 (22%)	9 (24%)
B2M ≥ 5.5 (ISS stage 3), # (%)	21 (16%)	21 (28%)	14 (14%)	7 (18%)
EMD, # (%)	50 (39%) *(incl. bone-based lesions)*	15 (20%)	13 (13%)	13 (34%)
High risk cytogenetics, # (%)*	45 (35%)	15 (36%)	23 (24%)	11 (29%)
ECOG 0	57 (45%)	30 (41%)	39 (40%)	12 (32%)
Age group ≥ 65, # (%)	45 (35%)	NA	35 (36%)	20 (53%)
Triple refractory, # (%)	108 (84%)	NA	85 (88%)	38 (100%)
Penta refractory, # (%)	33 (26%)	NA	41 (42%)	26 (68%)
Previous ASCT	120 (94%)	18 (24%)	87 (90%)	29 (76%)
Bridging Therapy, # (%)	112 (88%)	NA	73 (75%)	26 (68%)
Median prior therapies	6 [3-16]	3 [1-9]	6.0 [3-18]	4 [3-16]

- **Greater percentage of patients with poor prognostic features**: Anito-cel Phase 1 has higher rates of patients with high tumor burden, ISS stage III, EMD, and high-risk cytogenetics, which are all poor prognostic features for cell therapy
- **Greater percentage of patients that are difficult to treat:** Anito-cel Phase 1 has older patients (age ≥ 65), higher disease burden (BMPC ≥ 60%) and fewer ECOG 0 patients
- **Greater percentage of refractory patients:** Anito-cel Phase 1 enrolled all triple-refractory patients and had more penta-refractory disease patients, unresponsive to other therapies

*Defined as the presence of Del 17p, t(14;16), t(4;14); Anito-cel high-risk cytogenetics including +1q gain is n = 26 (68%); Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, study design, and other factors

[4]Munshi et al.; [6]Zhao et al.; [7]Martin et al. (2023)

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High CR/sCR rate of 76%, maintained across high-risk groups 100% 8% 8% 8% 9% 10% 90% 8% 8% 5% 9% 16% 80% 70% 60% PR VGPR 50% 85% sCR/CR 85% 83% 82% 40% 76% 30% 20% 10% 0% All Subjects High Risk* EMD High Risk Cytogenetics Age ≥65 (N=38) (N=24) (N=13) (N=11) (N=20) Note: Data cut-off October 15, 2023; * High Risk defined as a patient with EMD, ISS Stage III (B2M ≥5.5), or BMPC ≥60% 24 A Arrc c ee llx ll x | 2023 ASH IR Event

Anito-cel has 100% ORR and 76% CR/sCR in Phase 1 100% 99.6% 97.9% 100% 87.8% 15% 90% 24% 26% 15% 80% 73.4% 70% ORR 60% VPGR+PR 40% 50% CR/sCR 82% 40% 76% 74% 73% 30% 20% 33% 10% 0% Anito-cel Cartitude-1 MAIC Legend-2 Cartitude-1 KarMMa 26.5 mo. follow-up 27.7 mo. follow-up 47.8 mo. follow-up 27.7 mo. follow-up 24.8 mo. follow-up 8 6 7 5 (n=38) (n=97) (n=74) (n=97) (n=128) Note: MAIC is matching-adjusted indirect comparison, a J&J study comparing Cartitude-1 results by adjusting its population to match that of KarMMa; Data above are not from head-to-head studies. Cross-trial data interpretation should be considered with caution as it is limited by differences in median follow-up, study population, design and other factors 25 5 6 7 8 Anderson et al.; Zhao et al.; Martin et al. (2023); Martin et al. (2022) A Arrc c ee llx ll x | 2023 ASH IR Event

mPFS not reached at 26.5 mo median follow-up (all patients) Time PFS Estimate 95% Confidence (months) (%) Interval (%) 6 92.1 77.5, 97.4 12 75.9 58.7, 86.6 All Patients (n = 38) 18 63.7 45.7, 77.2 24 56.0 37.3, 71.1 § Median PFS not reached for all patients (n=38) § Median PFS not reached for CR/sCR patients (n=29, 76%) All patients § 89% (n=25/28) of evaluable* patients MRD negative at All patients -5 minimum of 10 sensitivity Note: Data cut-off October 15, 2023; * Evaluable patients had identifiable malignant clone in the baseline bone marrow aspirate 26 A Arrc c ee llx ll x | 2023 ASH IR Event

mPFS not reached at 26.5 mo median follow-up (all patients) Anito-Cel Phase 1 median follow-up 26.5 mos Cartitude-1 8 median follow-up 27.7 mos Cartitude-1 MAIC 8 median follow-up 27.7 mos KarMMA 8 median follow-up 15.4 mos Note: MAIC is matching-adjusted indirect comparison, a J&J study comparing Cartitude-1 results by adjusting its population to match that of KarMMa; Data above are not from head-to-head studies. Cross-trial data interpretation should be considered with caution as it is limited by differences in median follow-up, study population, design and other factors 27 8 Martin et al. (2022) A Arrc c ee llx ll x | 2023 ASH IR Event

Anito-cel mPFS not reached in EMD and Non-EMD patients PFS Time 95% Confidence Estimate (months) Interval (%) (%) 6 92.3 56.6, 98.9 12 67.1 34.2, 86.2 With EMD (n = 13) 18 67.1 34.2, 86.2 24 57.5 25.7, 79.9 § Median PFS not reached for patients with EMD (n=13) § Median PFS not reached for Non-EMD patients (n=25) Note: Data cut-off October 15, 2023 28 A Arrc c ee llx ll x | 2023 ASH IR Event

Durability tracking to >24 mo. mPFS in high-risk populations Kaplan-Meier High Risk Extramedullary High Risk Overall ≥ 65 years PFS Estimates Features* disease Cytogenetics Patients n 38 24 13 11 20 (%) (100%) (63.2%) (34.2%) (28.9%) (52.6%) 6-month PFS % 92.1% 91.7% 92.3% 81.8% 95.0% (95% CI) (77.5%, 97.4%) (70.6%, 97.8%) (56.6%, 98.9%) (44.7%, 95.1%) (69.5%, 99.3%) 12-month PFS % 75.9% 74.2% 67.1% 71.6% 85.0% (95% CI) (58.7%, 86.6%) (51.3%, 87.5%) (34.2%, 86.2%) (35.0%, 89.9%) (60.4%, 94.9%) 18-month PFS % 63.7% 64.6% 67.1% 71.6% 74.3% (95% CI) (45.7%, 77.2%) (41.3%, 80.6%) (34.2%, 86.2%) (35.0%, 89.9%) (48.7%, 88.4%) 24-month PFS % 56.0% 58.7% 57.5% 71.6% 61.3% (95% CI) (37.3%, 71.1%) (35.1%, 76.3%) (25.7%, 79.9%) (35.0%, 89.9%) (34.9%, 79.7%) In all risk subgroups, including High Risk, the est. median PFS has not been reached at 24 months Note: Data cut-off October 15, 2023; * High Risk defined as a patient with EMD, ISS Stage III (B2M ≥5.5), or BMPC ≥60% 29 A Arrc c ee llx ll x | 2023 ASH IR Event

Durability highlights potential best-in-class profile mPFS 0 6 12 18 24 30 36 42 Anito-cel Not Reached 27-month estimated PFS: 51% 26.5-mo. (at 26.5 mo. median follow-up) median follow-up Cartitude-1 Not Reached 27.7-mo. 27-month estimated PFS: 55% 7 (at 27.7 mo. median follow-up) median follow-up Cartitude-1 MAIC 27.7-mo. 22.8 - 25.2 months* 8 median follow-up Cartitude-4 and † 24.3 months Cartitude-1 MAIC 10 2-4 prior LoT RWE CAR-T ‡ 18.6-mo. <18.6 months 9 median follow-up Legend-2 47.8-mo. 18.0 months 6 median follow-up KarMMa 24.8-mo. 8.6 months 5 median follow-up † *All variable adjusted comparison using FDA-approved doses cohort and base case adjusted comparison using “all doses” cohort shown; Cartitude-4 and Cartitude-1 MAIC had both trials ‡ used in matching adjusted indirect comparison; 77 of 134 patients had a progression event at 18.6 months of median follow-up; MAIC is matching-adjusted indirect comparison, a J&J study comparing Cartitude-1 results by adjusting its population to match that of KarMMa; RWE refers to real world evidence for Carvykti and Abecma. Data above are not from head-to-head 30 studies. Cross-trial data interpretation should be considered with caution as it is limited by differences in median follow-up, study population, design and other factors; LoT is Lines of Therapy 5 6 7 8 9 10 Anderson et al.; Zhao et al.; Martin et al. (2023); Martin et al. (2022); Pan et al.; Bar et al. All Patients A Arrc c ee llx ll x | 2023 ASH IR Event

Durability maintained in EMD patients, a poor prognostic factor mPFS 0 6 12 18 24 30 36 42 Anito-cel Not Reached (100% EMD) (at ~33 mo. median follow-up) RWE CAR-T 12.4 months 9 (100% EMD) Legend-2 (~68% EMD, ~32% bone- 8.9 months 6 based) Cartitude-1 (~68% EMD, ~32% bone- 13.8 months 7 based) KarMMa (both EMD and 7.9 months 11 bone-based) RWE refers to real world evidence for Carvykti and Abecma. Data above are not from head-to-head studies. Cross-trial data interpretation should be considered with caution as it is limited by differences in median follow-up, study population, design and other factors 31 6 7 9 11 Zhao et al.; Martin et al. (2023); Pan et al.; Raje et al. EMD Plasmacytomas A Arrc c ee llx ll x | 2023 ASH IR Event

The typical patient in the Anito-Cel Phase 1 had a high-risk feature, where approved CAR-Ts have had poor outcomes mPFS 0 6 12 18 24 30 Anito-cel Ph 1 High-Risk Features* 24-mo est. PFS: 59% (n=24/38, 63%) Cartitude-1 Plasmacytoma 13.8 months 7 (~68% EMD; ~32% bone-based lesions) 63% Cartitude-1 ISS Stage 3 15.0 months 7 (B2M ≥ 5.5 mg/L) of Anito-cel Ph1 pts Cartitude-1 BMPC > 60% 24.1 months 7 (High tumor burden) Anito-cel Ph 1 High-Risk Cytogenetics 24-mo est. PFS: 72% (n=11/38, 29%) 29% Cartitude-1 High-Risk of Anito-cel Cytogenetics 21.1 months Ph1 pts 7 (Del 17p, t(14;16), t(4;14)) * High Risk defined as a patient with EMD, ISS Stage III (B2M ≥5.5), or BMPC ≥60%; Data above are not from head-to-head studies. Cross-trial data interpretation should be considered with caution as it is limited by differences in median follow-up, study population, design and other factors 32 7 Martin et al. (2023) A Arrc c ee llx ll x | 2023 ASH IR Event

At 2-yrs follow-up, Anito-cel has favorable safety profile

- No delayed neurotoxicities, no Parkinsonian-like syndromes
- No cranial nerve palsies, no Guillain-Barré syndrome, in the entire population through follow-up
- One Grade 5 AE post study treatment (unrelated cardiac arrest due to non-study drug overdose)

CAR-T-associated AEs Per ASTCT criteria	100 million (N=32)		300 million (N=6)	
Cytokine Release Syndrome (CRS)	**Grade 1/2**	**Grade 3**	**Grade 1/2**	**Grade 3**
	30 (94%)	**0**	**5 (83%)**	**1 (17%)**
Median onset (min-max)	2 days (1-12 days)		2 day (1-2 days)	
Median duration (min-max)	6 days (1-10 days)		5 days (3-9 days)	
Neurotoxicity (ICANs)	**Grade 1/2**	**Grade 3**	**Grade 1/2**	**Grade 3**
	5 (16%)	**1 (3%)**	**0**	**1 (17%)**
Median onset (min-max)	4.5 days (3-6 days)		7 days	
Median duration (min-max)	3.5 days (1-9 days)		17 days	
Toxicity Management				
Tocilizumab	27 (84%)		5 (83%)	
Dexamethasone	20 (63%)		2 (33%)	

Grade 3/4 AEs (non-CRS/ICANS) ≥5% after cell infusion (N=38)	
Hematologic	
Neutrophil count dec.	31 (81.6%)
Anemia	22 (57.9%)
Thrombocytopenia	16 (42.1%)
Lymphocyte count decreased	15 (39.5%)
White blood cell count decreased	7 (18.4%)
Febrile Neutropenia	5 (13.2%)
Non-hematologic	
Hypertension	3 (7.9%)
AST increased	2 (5.3%)
Cellulitis	2 (5.3%)
Hypokalemia	2 (5.3%)
Hyponatraemia	2 (5.3%)
Hypophosphatemia	2 (5.3%)
Lung Infection	2 (5.3%)
Pain in extremity	2 (5.3%)
Sepsis	2 (5.3%)

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iMMagine-1 Phase 2 Pivotal Trial Currently Enrolling A multicenter, open-label study of CART-ddBCMA in patients with r/r MM Primary Endpoint Overall Response Rate (ORR) per IMWG criteria by Independent Review Committee (IRC) ‣ The primary analysis is planned when all subjects have a minimum of 13 months follow up after infusion of CART-ddBCMA Key Secondary Endpoint Stringent complete response (sCR) or complete response (CR) rate per IMWG criteria ORR per IMWG by IRC in patients with 3 prior lines • At least 3 prior lines of therapy, including PI, ImiD, and anti-CD38 antibody, and refractory to last line • Eligibility Criteria Measurable disease • ECOG 0-1 • N=~110 Enrollment and Dose • Dose = 115 (+/-10) million CAR+ cells 34 A Arrc c ee llx ll x | 2023 ASH IR Event

Conclusions

- **Anito-cel utilizes a novel, synthetic, compact and stable D-Domain binder**
  - D-Domain facilitates high CAR surface expression, low risk of tonic signaling
  - Recommended Phase 2 Dose selected as 115±10 million CAR+ T cells
- **CR/sCR rate 76%; 100% ORR per IMWG**
  - CR/sCR rate >80% in all evaluated sub-groups including high-risk (EMD, high-risk cytogenetics, age ≥65)
  - 89% of MRD evaluable patients (n=25/28) were MRD negative at 10^{-5} or lower
- **Median PFS, DOR, and OS not reached at 2 years of follow-up (median 26.5 months)**
  - CAR-T-ddBCMA continues to demonstrate deep and durable efficacy, including in high-risk patient sub-groups
- **At 2 years of follow-up (median 26.5 months), manageable safety profile**
  - No grade ≥3 CRS and 1 case of Grade 3 ICANS at RP2D. All events resolved without sequelae with routine management
  - No delayed neurotoxicity, no cranial nerve palsy, no Parkinsonian symptoms, no Guillain-Barré syndrome

Pivotal phase 2, iMMagine-1 trial (NCT05396885)
is now enrolling in co-development with Kite

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Arcellx Panel Discussion Christopher Heery, Matthew J. Frigault, Krina K. Patel, M.D. M.D., M.S. M.D., M.Sc. Chief Medical Officer, Arcellx iMMagine-1 and ACLX-001 Clinical iMMagine-1 Clinical Study Study Investigator, Clinical Investigator, Associate Director of the Cellular Therapy Professor, Department of Service at Mass General Cancer Lymphoma/Myeloma, Division Center and Assistant Professor at of Cancer Medicine at the Harvard Medical School University of Texas MD Anderson Cancer Center 36 Arcellx Corporate Presentation | September 2023

Q&A 37 A Arrc c ee llx ll x | 2023 ASH IR Event

References 1. Zudair et al., “Translational learnings from Cilta-cel, a BCMA-targeted CAR-T Cell Therapy”, CAR-TCR (2022) 2. Foster et al. “Cross-study safety analysis of risk factors in CAR T cell clinical trials: An FDA database pilot project”, Molecular Therapy Oncolytics, Vol 27: Dec 2022. https://doi.org/10.1016/j.omto.2022.10.006 3. Wu LS, Su Y, Li C, et al (2022) Population‐based cellular kinetic characterization of Ciltacabtagene Autoleucel in subjects with relapsed or refractory multiple myeloma. Clinical and Translational Science 15:3000–3011. doi: 10.1111/cts.13421 4. Munshi NC, Anderson LD, Shah N, et al (2021) Idecabtagene Vicleucel in relapsed and refractory multiple myeloma. New England Journal of Medicine 384:705–716. doi: 10.1056/nejmoa2024850 5. Anderson LD, Shah N, Jagannath S, et al (2021) OAB-027: Idecabtagene vicleucel (IDE-Cel, BB2121), a BCMA-directed car T-cell therapy, for the treatment of patients with relapsed and refractory multiple myeloma (RRMM): Updated results from Karmma. Clinical Lymphoma Myeloma and Leukemia. doi: 10.1016/s2152-2650(21)02101-7 6. Zhao W-H, Wang B-Y, Chen L-J, et al (2022) Four-year follow-up of LCAR-B38M in relapsed or refractory multiple myeloma: A phase 1, single-arm, open-label, Multicenter Study in China (Legend-2). Journal of Hematology & Oncology. doi: 10.1186/s13045-022-01301-8 7. Martin T, Usmani SZ, Berdeja JG, et al (2023) Ciltacabtagene Autoleucel, an anti–B-cell maturation antigen chimeric antigen receptor T- cell therapy, for relapsed/refractory multiple myeloma: Cartitude-1 2-year follow-up. Journal of Clinical Oncology 41:1265–1274. doi: 10.1200/jco.22.00842 8. Martin T, Usmani SZ, Schecter JM, et al (2022) Updated results from a matching-adjusted indirect comparison of efficacy outcomes for Ciltacabtagene Autoleucel in cartitude-1 versus Idecabtagene Vicleucel in Karmma for the treatment of patients with relapsed or refractory multiple myeloma. Current Medical Research and Opinion 39:81–89. doi: 10.1080/03007995.2022.2139052 9. Pan, et al. Abstract 1006: Outcomes after CAR T Cells in Multiple Myeloma Patients with Extramedullary and Paramedullary disease (ASH 2023) 10. Bar, et al. “Comparative Efficacy of Ciltacabtagene Autoleucel Versus Idecabtagene Vicleucel in the Treatment of Patients With Relapsed or Refractory Multiple Myeloma Previously Treated With 2–4 Prior Lines of Therapy Using a Matching-Adjusted Indirect Comparison”; American Society of Hematology (2023) 11. Raje NS, Siegel DS, Jagannath S, et al (2020) Idecabtagene Vicleucel (IDE-Cel, BB2121) in relapsed and refractory multiple myeloma: Analyses of high-risk subgroups in the KARMMA study. Blood 136:37–38. doi: 10.1182/blood-2020-134319 38 A Arrc c ee llx ll x | 2023 ASH IR Event